Nareit REITweek 2025 Investor Conference June 3-5, 2025 www.maac.com Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead are statements related to expectations, projections, assumptions and beliefs regarding the future. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance, achievements or outcomes to be materially different from the future results, performance, achievements or outcomes expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results, performance, achievements or outcomes described in such statements will be achieved. The following factors, among others, could cause our actual results, performance, achievements or outcomes to differ materially from those expressed or implied in the forward-looking statements: adverse effects on occupancy levels and rental revenues due to unfavorable market and economic conditions; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to publicly update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: MAA Sand Lake, Orlando, FL

SECTION PAGE CONTENT 4-7 About MAA +30-year Public Company Platform with Successful Track Record of Outperformance 8-12 Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact 13-16 Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance 17-24 Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value 25-27 Balance Sheet Strength Well Positioned to Support Continued Growth 28-32 Current Performance, 2025 Outlook Gaining Momentum as Supply Impact Decreases 33-34 Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service 35-43 Appendix Reconciliations & Definitions Table of Contents 1 2 3 4 5 6 7 8

1 | About MAA +30-year Public Company Platform with Successful Track Record of Outperformance MAA Nixie, Raleigh, NC

31 S&P 500 $25.2B Years Public Member Company Total Market Cap Strong Performance Platform ~2,500 ~104K ~$1B Associates Apartment Units ‘25F Development Pipeline A3/A- 11.2% 126 Moody’s/S&P Credit Ratings 10-Year Annual Compounded TSR2 At 5/30/2025 Consecutive Quarterly Cash Dividends Paid3 1 As of 3/31/2025 unless otherwise noted 2 TSR = Total Shareholder Return 3 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994 AT A GLANCE1 MAA Sand Lake | Orlando, FL 1

Attractive Returns for Investors Core FFO Per Share Expected 5-Year CAGR of 4.6% High quality earnings stream; compounding Core FFO growth Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns Total Shareholder Return Long-term Returns Exceed Peer Average* At May 30, 2025 5 YR 10 YR 15 YR 20 YR MAA 9.8% 11.2% 11.3% 11.4% PEER AVG* 7.6% 6.1% 9.1% 8.7% 1 2025 Forecasted Core FFO per Share of $8.77 represents the midpoint of our guidance range of $8.61 to $8.93. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR ANNUAL COMPOUNDED 7.0% 10-Year CAGR Significantly Exceeds Sector Average 1

Full Cycle Earnings Outperformance with Significant Downside Protection Source: Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility LONG TERM AVERAGE 2000 – 2025F Higher Growth STANDARD DEVIATION 2000 – 2025F Lower Volatility SAME STORE NOI GROWTH 3.2% MAA 3.0% Peer Average1 SAME STORE NOI GROWTH 4.4% MAA 4.9% Peer Average1 Spread: 170bps Great Financial Crisis Spread: 280bps Dotcom Bubble Spread: 630bps COVID-19 Pandemic 1

2 | Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact MAA Central Ave, Phoenix, AZ

2

Steady Demand Drivers for MAA Markets

MAA Portfolio Migration Trends


18%
15%
12%
9%
6%
3%
0%
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25
Move Ins from Non-MAA States
Move Outs to Non-MAA States

MAA markets continue to capture positive in-migration trends; residents relocating outside our markets remains steady at 4% – 5% of our move-outs.

Move-ins
from Non-MAA States
Trailing 12 Months at 3/31/2025

TO

Dallas | Charlotte | Nashville
Phoenix | Charleston | Savannah
Memphis | Kansas City | Washington DC Area

>/= 13%

50% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States

CA | NY | IL | NJ | MA | WA

2025 Forecasted Demand Drivers Outperform REIT Peer Markets[1]


1.3%
0.6%
1.8%
1.0%
1.2%
0.6%
Population Growth
Household Formation
Job Growth
MAA Markets
REIT Peer Markets

Demand fundamentals expected to remain stronger in 2025 for MAA Markets relative to REIT Peer Markets.

2025 YTD Job Growth[2]

1.2%	0.5%
MAA MARKETS	REIT PEER MARKETS

2025 YTD Weekly Earnings Increase[2]

5.4%	4.1%
MAA MARKETS	REIT PEER MARKETS

[1] Source: RealPage Market Analytics, Moody's Economy.com, Census Bureau
[2] Source: Census Bureau, April 2025 YOY Data

MAA 9

Single Family Availability Down, Affordability Gap Widening Sources: Moody’s economy.com, Census Bureau, April 2025 Single Family Completions, YOY Change Average US Housing Shortage 3.1 Million Homes Source: Yardi Matrix, April 2025 Sources: Moody’s economy.com, National Association of Realtors, April 2025 1 Average Mortgage Payment is average home price per year by average interest rate per year, does not include down payment, PMI or other associated costs with single family home ownership. Average Mortgage Payment1 Up 111% Average MAA New Lease Price Up 26% (January 2020 through April 2025) Mortgage Payments1 in MAA Markets vs. MAA Rents Average House Price in MAA Markets is $435K AT 03/31/2025 2

Easing Supply Pressure Ahead 1 Data from RealPage Market Analytics (supply deliveries) Multifamily Starts in MAA Markets (% of total units)1 PEAK STARTS Multifamily Starts Declining With starts in our markets trending downward starting in Q4 2022, we expect deliveries and supply pressure to follow a similar trend lagged by 2 years. TTM Starts 1.8% Implied Supply Pressure by Year (% of total units) 2

2

Easing Supply Pressure Ahead

High Absorption and Slowing Deliveries

- MAA Markets' 1Q 2025 absorption highest first quarter result on record
- Unseasonably strong absorption from 1Q 2024 through 1Q 2025 highlights demand strength in MAA Markets
- Absorption exceeded supply over the last three quarters

Quarterly Absorption in MAA Markets vs. Supply (% of total units)


2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
Q1 16
Q1 17
Q1 18
Q1 19
Q1 20
Q1 21
Q1 22
Q1 23
Q1 24
Q1 25
MAA Markets Supply
MAA Markets Absorption
Pre-Pandemic Avg Supply
Pre-Pandemic Avg Absorption

Source: RealPage Market Analytics, April 2025

MAA 12

3 | Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance MAA Robinson, Orlando, FL

Unique Diversification in High Growth Markets Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development(s) Underway Diversified within MARKETS1 Diversified by PROPERTY TYPES1,2 %NOI #SUBMARKETS 1 Atlanta, GA 12.5% 10 2 Dallas, TX 9.1% 12 3 Orlando, FL 7.1% 6 4 Tampa, FL 7.0% 6 5 Charlotte, NC 6.5% 9 6 Austin, TX 5.8% 10 7 Raleigh/Durham, NC 5.4% 7 8 Nashville, TN 4.7% 7 9 Fort Worth, TX 3.8% 3 10 Houston, TX 3.8% 12 Top 10 Markets3 74% 26% LARGE MARKETS1 MID-TIER MARKETS1 1 Based on gross asset value at 3/31/2025 for total multifamily portfolio 2 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories 3 Based on 1Q 2025 % Total Same Store NOI Our Mid-Tier Markets Create Stability throughout the Market Cycle Charleston + Greenville + Savannah Fredericksburg + Richmond ~2% POSITIVE REVENUE GROWTH IN Q1 2025 Unmatched SUBMARKET DIVERSITY 3

Strong Resident Profile + Affordability = Solid Growth Opportunity SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 3/31/2025 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $98,824 20% 34 81% Dallas, TX $95,809 19% 33 83% Orlando, FL $105,571 21% 38 68% TOURISM Tampa, FL $105,416 22% 36 78% Charlotte, NC $90,894 20% 34 84% Austin, TX $89,712 19% 35 81% Raleigh/Durham, NC $81,411 20% 34 84% Nashville, TN $75,167 25% 34 79% Fort Worth, TX $89,171 20% 38 76% Houston, TX $83,491 20% 35 84% OIL/GAS Same Store $90,963 21% 35 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 3/31/2025 Healthcare Technology Finance/ Banking/ Insurance Education Government Restaurants/ Food Service Manufacturing Retail Professional Services Self Employed Same Store 14% 9% 8% 6% 5% 5% 5% 5% 4% 3% Collections remain strong | 99.7% of all rents collected in Q1 2025 3

Superior Customer Service Driving Record Resident Retention Customer Service Focus with Sector Leading Google Star Rating Single-Family Home Availability/Affordability Challenges Record Resident Retention Resident Turnover and Moveouts Associated with Single-Family Housing 1 Google Star Rating Mar 2025 YTD 4.7 OUT OF 5 GOOGLE STAR RATING1 #1 in sector Trailing 12-Month Resident Turnover Rate Moveout Rate Historically Low 3

4 | Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value MAA Milepost 35, Denver, CO

Development Pipeline Expansion Through In-House & “Pre-Purchase”* Opportunities Modera Liberty Row Charlotte, NC MAA Nixie | NOW LEASING Raleigh/Durham, NC MAA Breakwater | NOW LEASING Tampa, FL *Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community (see definition of Lease-up Communities in this presentation’s accompanying Appendix). PRE-PURCHASE FINANCING MAA Plaza Midwood Charlotte, NC Modera Chandler Phoenix, AZ PRE-PURCHASE PRE-PURCHASE MAA Rove Richmond, VA MAA Milepost 35 II Denver, CO Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized IN-HOUSE IN-HOUSE IN-HOUSE IN-HOUSE 4

4

Developments Poised to Deliver Additional Value

COMPLETED DEVELOPMENTS IN LEASE-UP AT 3/31/2025

PROPERTY	MSA	UNITS	COST TO DATE (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION[1]
Novel West Midtown [2,3]	Atlanta, GA	340	$91.4	87.6%	2Q 2025
Novel Daybreak [2,3]	Salt Lake City, UT	400	94.0	75.0%	3Q 2025
Novel Val Vista [2, 3]	Phoenix, AZ	317	76.3	66.6%	3Q 2025
MAA Milepost 35 [3]	Denver, CO	352	123.6	75.0%	3Q 2025
TOTAL DEVELOPMENT LEASE-UPS		1,409	$385.3	76.2%	

ACTIVE DEVELOPMENTS AT 3/31/2025

PROPERTY	MSA	UNITS	EXPECTED COST (IN MILLIONS)	EXPECTED 1ST OCCUPANCY	EXPECTED STABILIZATION[1]
MAA Nixie [3]	Raleigh/Durham, NC	406	$145.5	3Q 2024	3Q 2026
MAA Breakwater [3]	Tampa, FL	495	197.5	1Q 2025	1Q 2027
Modera Liberty Row [4]	Charlotte, NC	239	112.0	3Q 2025	4Q 2026
MAA Plaza Midwood [5]	Charlotte, NC	302	101.5	2Q 2026	4Q 2027
Modera Chandler [5]	Phoenix, AZ	345	117.5	2Q 2026	4Q 2027
MAA Rove	Richmond, VA	306	99.5	1Q 2027	1Q 2028
MAA Milepost 35 II	Denver, CO	219	78.0	2Q 2026	4Q 2027
TOTAL ACTIVE DEVELOPMENTS		2,312	$851.5		

Completed Developments in Lease-up + Active Developments Currently Leasing
AT 3/31/2025

6.0%

EXPECTED AVERAGE STABILIZED NOI YIELD

All
Active Developments + Completed Developments in Initial Lease-up
AT 3/31/2025

$70M - $80M
EXPECTED TOTAL STABILIZED INCREMENTAL NOI

$294M
EXPECTED TOTAL VALUE CREATION[6]

$0.10
EXPECTED ANNUAL CORE FFO PER SHARE CONTRIBUTION[7]

Expanded lease-up & development pipeline stabilizing into undersupplied environment

Source: Company 1Q 2025 Earnings Release Supplemental

[1] Communities considered stabilized when achieving 90% average physical occupancy for 90 days

[2] MAA owns 80% of joint venture that owns property; right to purchase remainder after stabilization

[3] Active or recently completed development projects currently leasing.

[4] MAA financing 3rd party development of property; option for purchase after stabilization

[5] MAA owns 95% of joint venture that owns property; right to purchase remainder after stabilization

[6] Value creation calculated using adjusted proforma stabilized NOI for active developments and completed developments in initial lease-up at a 5.0% cap rate, less expected investment basis

[7] Expected Core FFO per Diluted Share after cost of capital contribution upon stabilization of all projects. Based on current estimates of cost of capital.

MAA 19

2025 and Future Development Expectations msa Units STATUS Charleston, SC 336 Controlled Arlington, VA 290 Controlled Denver, CO 259 Owned Orlando, FL 698 Owned Denver, CO 181 Owned Raleigh/Durham, NC 226 Owned Denver, CO 421 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned TOTAL 3,225 2025 Development Pipeline EXPECTED TO BE MAINTAINED AT APPROXIMATELY $1 Billion Additional Near-Term Opportunities: DENVER | ORLANDO RALEIGH/DURHAM | CHARLESTON NORTHERN VIRGINIA $22M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $88M EXPECTED TOTAL VALUE CREATION1 2025 DEVELOPMENT STARTS 1 Value creation calculated using adjusted proforma stabilized NOI for expected 2025 development projects at a 5.0% cap rate, less expected investment basis Future Development Pipeline: Land Sites EXPECTED CONTRIBUTION Development | Modera Chandler | Phoenix, AZ ~3-4 starts expected in 2025 Expected Start 2Q 2025 4

Compelling Acquisition Opportunities Latest Acquisitions Expected to Deliver Average NOI Yields of ~6% upon Stabilization RECENTLY ACQUIRED COMMUNITIES IN LEASE-UP AT 3/31/2025 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY ACQUIRED EXPECTED STABILIZATION1 MAA Boggy Creek Orlando, FL 310 $84.3 90.6% 3Q 2024 2Q 2025 MAA Vale Raleigh/Durham, NC 306 81.8 62.7% 2Q 2024 3Q 2025 MAA Cathedral Arts Dallas, TX 386 105.9 46.6% 4Q 2024 2Q 2026 TOTAL ACQUISITION LEASE-UPS 1,002 $272.0 65.1% MAA Cathedral Arts, Dallas, TX MAA Boggy Creek, Orlando, FL MAA Vale, Raleigh/Durham, NC 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 4

4

Unit Interior Upgrades Continues to Drive Higher Value

Unit Redevelopment Program

~25K unit upgrades from 2022-2025F

OPPORTUNITY

- Approximately 9.5K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value

SCOPE

- Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements
- Standard program includes kitchen and bath upgrades
  - ✓ Stainless ENERGY STAR-rated appliances
  - ✓ Countertop replacement
  - ✓ Updated cabinetry
  - ✓ Water efficient plumbing fixtures
  - ✓ Energy efficient light fixtures
  - ✓ Flooring

Kitchen Update


Before


After

MAA Gateway, Charlotte, NC

Opportunity with Incoming Supply

- MAA rents average approximately $304/unit less than new supply in our submarkets creating additional opportunities to enhance our existing communities

PROGRAM RESULTS

	2022	2023	2024	2025F
Production	6,574	6,858	5,665	5,500 – 6,500
Average Per Unit Cost	$6,109	$6,453	$6,219	$7,000 – $8,000
Average Rent Increase	10.0%	7.1%	7.3%	7.0% – 9.0%

MAA 22

Repositioning Select Properties to Drive Additional Value MAA Harbour Island, Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens, Atlanta, GA MAA Gateway (Pet Spa), Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington, Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Expected total spend in 2025 of $20M on 6 projects started in 2024 and 6-7 projects expected to start in late 2025 All completed projects fully and/or partially repriced averaged approximately 14.6% cash on cash return with $108/unit rent increase (above market increase) 6-7 project starts expected in late 2025 Before After 4

4

Platform Value Initiatives - Technology Enabled

SMART HOME TECHNOLOGY

- Final 3 same store properties complete in early 2025
- ~$29 million of NOI (140bps margin) expected in the run rate by mid 2025
- Over 4,000 validated leaks detected from 2020-2024; estimated expense/capital savings of $3 million

COMMUNITY WI-FI

- Completed 4 ubiquitous Wi-Fi retrofits in 2024; plan to expand to 23 additional properties in 2025
- $1.2 million of additional NOI expected in 2025 from 27 projects plus $5.9 million of ongoing NOI once complete
- Long term opportunity of $40 - $50 million NOI (120 bps margin) from this broader project

PODDING

- 35 property manager pods now generating $2 million of annual expense savings; expect additional $3–4 million by 2030

DOUBLE PLAY/TELECOM AGREEMENTS

- $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio
- Additional $2 million revenue from marketing agreements for the other half of portfolio

MOBILE MAINTENANCE

- Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue

CENTRALIZED LEASE ADMINISTRATION

- Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually)

RENTER'S INSURANCE

- Outsourcing renters' insurance procurement and compliance
- Marginal NOI opportunity of $0.9 million before time savings consideration (8K hours – time savings - annually)

WEBSITE

- Various AI/chat tools in place to help drive and produce quality leads, 24/7/365
- Capture and process leasing leads in a more efficient and effective manner; 55% of our leads come through paid/organic search and cost ~1/3 of average ILS (Internet Listing Service) cost/lead

ESTIMATED TOTAL ANNUAL NOI CONTRIBUTION

	Additional	Additional
$50M	$54M	$25M+
2020-2024	2025-2030	2027+

Estimated Total Annual NOI of $129M by 2030

MAA 24

5 | Balance Sheet Strength Well Positioned to Support Continued Growth MAA Fountainhead, Phoenix, AZ

Strong, Investment Grade Balance Sheet Well Positioned for Growth Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 3/31/2025, plus total debt outstanding at 3/31/2025, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $20.1B Common Equity $5.0B Total Debt + Preferred Debt + Preferred/Total capitalization: 20.2% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP One of Ten U.S. Public REITs to be A- Rated or Above AT 3/31/2025 5

5

Well-Laddered Debt Maturities & Low Average Interest

CREDIT METRICS AT 3/31/2025

29.1%	4.0x	69.1%
Total Debt / Adjusted Total Assets[1]	Net Debt / Adjusted EBITDre[2]	Core FFO Payout Ratio[3]

[1] MAA calculations as specifically defined in Mid-America Apartments, L.P.'s debt agreements.
[3] Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended March 31, 2025. The following reconciliations are found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt.
[53]Core FFO Payout Ratio is defined here as 2025 annualized dividend rate divided by full year 2025 forecasted Core FFO/Share per 1Q 2025 company filings.

DEBT MATURITY PROFILE ($ IN MILLIONS) AT 3/31/2025


Revolving Credit Facility and/or Commercial Paper
Debt 1
$ 310
$399.5
$298.9
$598.3
$398.1
$556.0
$298.3
$446.5
$394.9
$344.0
$997.7
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035+

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035+
TOTAL DEBT MATURING	14.1%	5.9%	11.9%	7.9%	11.0%	5.9%	8.9%	7.8%	0.0%	6.8%	19.8%
FIXED RATE DEBT INTEREST RATE	4.2%	1.2%	3.7%	4.2%	3.7%	3.1%	1.8%	5.4%	0.0%	5.1%	4.2%

TOTAL DEBT AVG INTEREST RATE 3.8%

94% Total Debt is Fixed Rate

[1] Debt excluding unsecured revolving credit facility and unsecured commercial paper program.

27

6 | Current Performance, 2025 Outlook Gaining Momentum as Supply Impact Decreases MAA Westglenn, Denver, CO

Gaining Momentum in a Transition Year The convergence of Sunbelt market dynamics + MAA’s growth initiatives and enhanced operating platform suggests coming OUTPERFORMANCE Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply Slows Sunbelt Demand Outperforms Single Family Availability/ Affordability Remains Challenged Strong Resident Retention & Collections Strong Balance Sheet, Positioned for Growth Property Repositioning Projects Platform Initiatives/ Margin Expansion Unit Redevelopment Opportunities Increasing External Growth EXTERNAL MOMENTUM INTERNAL MOMENTUM 6

Gaining Momentum in a Transition Year | 2025 Same Store Operating Trends Lease Over Lease Average Pricing Change 2025 same store 4Q 20241 1Q 2025 MAY 2025 ytd2 EFFECTIVE LEASES NEW LEASE -8.1% -6.3% -5.5% RENEWAL 4.2% 4.5% 4.6% BLENDED -2.1% -0.5% 0.0% Occupancy 2025 SAME STORE 4Q 20241 1q 2025 MAY 2025 ytd2 AVG DAILY PHYSICAL OCCUPANCY 95.6% 95.6% 95.5% 1 Values calculated for 2025 Same Store group 2 Year to date performance as of May 30, 2025 MAA Boggy Creek, Orlando, FL YTD2 blended lease pricing trending in line with expectations Low turnover and exposure keeps us in a position for continued stable occupancy. 6

6

Gaining Momentum in a Transition Year | 2025F Same Store Outlook

		2025 FULL YEAR GUIDANCE MIDPOINT
REVENUE	Effective Rent Growth[1]	[-0.30% … 0.20% … 0.70%]
	Property Revenue Growth	[-0.35% … 0.40% … 1.15%]
	Average Physical Occupancy Steady occupancy expected for full year	[95.3% … 95.6% … 95.9%]
EXPENSE	Property Expense Growth	[2.45% … 3.20% … 3.95%]
	▸ Real Estate Tax Growth	[2.00% … 2.75% … 3.50%]
NOI	Property NOI Growth	[-2.15% … -1.15% … -0.15%]

SAME STORE PORTFOLIO
MIDPOINT OF FULL YEAR GUIDANCE RANGE
Actual = A; Forecasted = F

2024A Earn-in	-40 bps
2025F Rent Growth*	60 bps
2025F EFFECTIVE RENT GROWTH	20 bps
2025F Other Revenue	20 bps
2025F PROP REVENUE GROWTH**	40 bps

*Expected contribution to 2025F Revenue from 2025F Blended Lease Pricing
**Negligible contribution expected from Occupancy and Delinquency



MAA LoSo, Charlotte, NC

[1] Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as defined in the Appendix, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit and Effective Blended Lease Rate Growth.

MAA 31

6

Gaining Momentum in a Transition Year | 2025F Core FFO Guidance

CORE FFO/SHARE[1]

	2025 GUIDANCE MIDPOINT
Full Year 2025[2]	[$8.61 … $8.77 … $8.93]
Q2 2025[3]	[$2.05 … $2.13 … $2.21]

CORPORATE EXPENSES

	2025 FULL YEAR GUIDANCE MIDPOINT
Total Overhead[4] Asset Management / Tech / Regional Support + G&A	[$132.5M … $134.5M … $136.5M]

CAPITAL SPEND INITIATIVES

	2025 FULL YEAR GUIDANCE MIDPOINT
Unit Redevelopment Program Expect 5.5K to 6.5K units in 2025	[$40M … $45M … $50M]
Property Repositioning Program Expected delivery of 6 projects in 2Q 2025; 6-7 new starts expected in late 2025	[$16M … $20M … $24M]
Ubiquitous Wi-Fi Program Expect 23 new installations in 2025	[$12M … $15M … $18M]

MULTIFAMILY TRANSACTIONS/FINANCING

	2025 FULL YEAR GUIDANCE MIDPOINT
Acquisitions	[$350M … $400M … $450M]
Dispositions	[$300M … $325M … $350M]
Development Funding Wholly-owned and pre-purchase JV deals	[$250M … $300M … $350M]
Debt Issuance Expect 2 bond issuances for external growth and refinancing	• $400M/4% Debt; 4Q 2025 Maturity • Expected Net Buyer in 2025

[1] In this context, per Share means per diluted common share and unit.
[2] Forecasted Earnings per diluted common share of $5.51 to $5.83 ($5.67 midpoint) for full year 2025. See Appendix for Reconciliation of Non-GAAP Financial Measures.
[3] MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year).
[4] Property management expenses and General and administrative expenses as noted in Company filings

MAA

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7 | Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service MAA Midtown Phoenix, Phoenix, AZ

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2024 GRESB Public Disclosure Score A 80 100 29 30 51 70 2024 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE 2023 GRESB RESULTS: SCORE: 78/100; MANAGEMENT: 28/30: PERFORMANCE: 50/70 ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS Original goals achieved early – TARGETS RESET Our Open Arms Foundation provides fully-furnished apartment homes in MAA communities FREE of charge to individuals and families who must travel for critical medical treatment. 54 homes in 12 states Over 3,600 families helped Nearly 315,000 nights of rest provided A record $1.1 million in funding raised in 2024 DISCLOSURES COMMUNITY SERVICE RATING: B 2024 RATING: BB 2024 ENVIRONMENTAL INITIATIVES MAA’s Corporate Sustainability Report includes GRI | SASB | TCFD | UN SDG disclosures and may be found on our website at www.maac.com Building Automation Systems Advanced Smart Irrigation Systems Photovoltaic Solar Project 7

8 | Appendix Reconciliations Definitions MAA Sand Lake, Orlando, FL

8

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD

Amounts in thousands, except per share and unit data	Three months ended March 31,	
	2025	2024
Net income available for MAA common shareholders	$ 180,751	$ 142,827
Depreciation and amortization of real estate assets	150,991	141,591
(Gain) loss on sale of depreciable real estate assets	(71,911)	2
MAA's share of depreciation and amortization of real estate assets of real estate joint venture	164	155
Net income attributable to noncontrolling interests	4,733	3,861
FFO attributable to common shareholders and unitholders	264,728	288,436
Loss (gain) on embedded derivative in preferred shares (1)	410	(13,092)
Gain on investments, net of tax (1)(2)	(654)	(4,090)
Casualty related (recoveries) charges, net (1)	(222)	(5,085)
Core FFO attributable to common shareholders and unitholders	264,262	266,169
Recurring capital expenditures	(20,106)	(18,934)
Core AFFO attributable to common shareholders and unitholders	244,156	247,235
Redevelopment capital expenditures	(17,409)	(9,374)
Revenue enhancing capital expenditures	(15,188)	(13,013)
Commercial capital expenditures	(3,974)	(1,203)
Other capital expenditures	(15,441)	(9,203)
FAD attributable to common shareholders and unitholders	$ 192,144	$ 214,442
Dividends and distributions paid	$ 181,767	$ 176,191
Weighted average common shares - diluted	117,092	116,780
FFO weighted average common shares and units - diluted	119,975	119,857
Earnings per common share - diluted:		
Net income available for MAA common shareholders	$ 1.54	$ 1.22
FFO per Share - diluted	$ 2.21	$ 2.41
Core FFO per Share - diluted	$ 2.20	$ 2.22
Core AFFO per Share - diluted	$ 2.04	$ 2.06

(1) Included in Other non-operating income in the Consolidated Statements of Operations.
(2) For the three months ended March 31, 2025 and 2024, gain on investments is presented net of tax expense of $0.2 million and $1.1 million, respectively.

MAA 36

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME Dollars in thousands   Three Months Ended       March 31, 2025     December 31, 2024     March 31, 2024                       Net income available for MAA common shareholders   $ 180,751     $ 165,724     $ 142,827   Depreciation and amortization     152,350       150,852       143,020   Property management expenses     20,578       17,579       19,995   General and administrative expenses     15,619       14,072       17,045   Interest expense     45,161       44,192       40,361   (Gain) loss on sale of depreciable real estate assets     (71,911)     (55,028)     2   Other non-operating (income) expense     (834)     949       (23,526) Income tax expense     1,038       1,755       1,795   Income from real estate joint venture     (465)     (546)     (482) Net income attributable to noncontrolling interests     4,733       4,428       3,861   Dividends to MAA Series I preferred shareholders     922       922       922   Total NOI   $ 347,942     $ 344,899     $ 345,820                       Same Store NOI   $ 332,795     $ 331,326     $ 334,644   Non-Same Store and Other NOI     15,147       13,573       11,176   Total NOI   $ 347,942     $ 344,899     $ 345,820   8

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Included in Other non-operating income in the Consolidated Statements of Operations. During the twelve months ended December 31, 2024, in accordance with its accounting policies, MAA recognized $8.0 million, of accrued legal defense costs that are expected to be incurred through July 2027. Dollars in thousands   Three Months Ended     Twelve Months Ended       March 31, 2025     March 31, 2024     March 31, 2025     December 31, 2024   Net income   $ 186,406     $ 147,610     $ 580,372     $ 541,576   Depreciation and amortization     152,350       143,020       594,946       585,616   Interest expense     45,161       40,361       173,344       168,544   Income tax expense     1,038       1,795       4,483       5,240   EBITDA     384,955       332,786       1,353,145       1,300,976   (Gain) loss on sale of depreciable real estate assets     (71,911)     2       (126,916)     (55,003) Gain on consolidation of third-party development (1)     —       —       (11,239)     (11,239) Adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates     348       338       1,373       1,363   EBITDAre     313,392       333,126       1,216,363       1,236,097   Loss (gain) on embedded derivative in preferred shares (1)     410       (13,092)     32,253       18,751   Gain on investments (1)     (810)     (5,172)     (3,447)     (7,809) Casualty related (recoveries) charges, net (1)     (222)     (5,085)     (4,463)     (9,326) Legal costs, settlements and (recoveries), net (1)(2)     —       —       9,437       9,437   Adjusted EBITDAre   $ 312,770     $ 309,777     $ 1,250,143     $ 1,247,150   8

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS Dollars in thousands                 March 31, 2025     December 31, 2024   Unsecured notes payable   $ 4,681,868     $ 4,620,690   Secured notes payable     360,298       360,267   Total debt     5,042,166       4,980,957   Cash and cash equivalents     (55,776)     (43,018) Net Debt   $ 4,986,390     $ 4,937,939   (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets. Dollars in thousands                 March 31, 2025     December 31, 2024   Total assets   $ 11,811,957     $ 11,812,369   Accumulated depreciation     5,478,208       5,327,584   Accumulated depreciation for Assets held for sale (1)     —       30,218   Gross Assets   $ 17,290,165     $ 17,170,171   Dollars in thousands                 March 31, 2025     December 31, 2024   Real estate assets, net   $ 11,505,864     $ 11,515,418   Accumulated depreciation     5,478,208       5,327,584   Assets held for sale, net     —       7,764   Accumulated depreciation for Assets held for sale (1)     —       30,218   Cash and cash equivalents     55,776       43,018   Gross Real Estate Assets   $ 17,039,848     $ 16,924,002     8

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.     Full Year 2025 Guidance Range       Low     High   Earnings per common share - diluted   $ 5.51     $ 5.83   Real estate depreciation and amortization     5.09       5.09   Gains on sale of depreciable assets     (2.00)     (2.00) FFO per Share - diluted     8.60       8.92   Non-Core FFO items (1)     0.01       0.01   Core FFO per Share - diluted     8.61       8.93   Recurring capital expenditures     (0.98)     (0.98) Core AFFO per Share - diluted   $ 7.63     $ 7.95   8

Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. 8

Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. 8

Definitions of Non-GAAP Financial Measures and Other Key Definitions OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Effective Blended Lease Rate Growth Effective Blended Lease Rate Growth represents the combined weighted average of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth from our Same Store Portfolio for the applicable period. Effective New Lease Rate Growth Effective New Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for new leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Effective Renewal Lease Rate Growth Effective Renewal Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for renewal leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Exposure Exposure represents all current vacant units plus all notices to vacate over the next 60 days. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve-month basis as of the end of the reported quarter. Same Store Portfolio (or Same Store) MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio. 8